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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.   20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

         Date of Report (Date of earliest event reported) June 15, 1995



                          Barrett Resources Corporation
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   1-13446              84-0832476
- ----------------------------    ----------------    --------------------
(State or other jurisdiction    (Commission File    (IRS Employer
 of incorporation)               Number)             Identification No.)


     1125 Seventeenth Street, Suite 2400, Denver, Colorado   80202
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     (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code (303) 297-3900
                                                          --------------


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Item 8. Change In Fiscal Year
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     On June 15, 1995, the Board of Directors of Barrett Resources Corporation
(the "Corporation") determined to change the fiscal year for the Corporation from September 30 to December 31 if the proposed merger of Plains Petroleum Company ("Plains") with a subsidiary of the Corporation is completed. If the merger is not completed, the Corporation will not change its fiscal year. It currently is anticipated that the merger will be completed on the date of or within a few days after the Special Meeting Of Stockholders of the Corporation and the Special Meeting Of Stockholders of Plains to be held on July 18, 1995. In the event that the merger is consummated at or about that time, the Corporation anticipates that the report covering the transition period for the Corporation will be the Quarterly Report on Form 10-Q for the quarterly period ended December 31, 1994.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 29, 1995       BARRETT RESOURCES CORPORATION



                            By: /s/ ROBERT W. HOWARD
                                --------------------
                                Robert W. Howard
                                Senior Vice President

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